Exhibit 1.1

MICROBOT MEDICAL INC.

UNDERWRITING AGREEMENT

[●], 2019

H.C. Wainwright & Co., LLC
As the Representative of the several underwriters, if any, named in Schedule I hereto
430 Park Avenue, 4th Floor
New York, New York 10022

Ladies and Gentlemen:

Microbot Medical Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein (the “Agreement”), to issue and sell to the underwriters named in Schedule I hereto (the “Underwriters,” or each, an “Underwriter”), for whom H.C. Wainwright & Co., LLC, is acting as representative (the “Representative”), an aggregate of (a) [●] shares of common stock (the “Common Stock”), par value $0.01 per share, of the Company (the “Firm Shares”) and (b) pre-funded warrants (the “Pre-Funded Warrants” and, collectively with the Firm Shares, the “Firm Securities”) to purchase up to an aggregate of [●] shares of Common Stock at an exercise price of $0.01 per share (the “Pre-Funded Warrant Shares”) The Firm Shares and the Pre-Funded Warrants are referred to herein as the “Firm Securities.” The respective amounts of the Firm Securities to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to (a) [  ] additional shares of Common Stock, representing fifteen percent (15%) of the Firm Shares sold in the offering, from the Company (the “Option Shares”). The Firm Shares and the Option Shares are collectively referred to herein as the “Shares”; the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and the Underwriter Warrants (as defined below) are collectively referred to herein as the “Warrant Shares”; and the Firm Securities, the Option Shares and the Warrant Shares are collectively referred to herein as the “Securities.” The terms of the Pre-Funded Warrants are set forth in the form of Pre-Funded Warrant attached hereto as Exhibit A. This Agreement is to confirm the agreement concerning the purchase of the Firm Securities and Option Shares from the Company by the Underwriters.

The Securities are described in the Preliminary Prospectus and Prospectus which are referred to below.

1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

(a) A registration statement on Form S-1 (File No. 333-228285) relating to the Securities has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to the Underwriters. As used in this Agreement:

(i) “Applicable Time” means [●:● a.m./p.m.] (New York City time) on [●], 2019;

(ii) “Effective Date” means the date and time as of which such Registration Statement was declared effective by the Commission;

(iii) “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act);

(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Securities included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule III hereto and each Issuer Free Writing Prospectus filed or used by the Company at or before the Applicable Time listed on Schedule V hereto, other than a “road show” that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

(vi) “Prospectus” means the final prospectus relating to the Securities, as filed with the Commission pursuant to Rule 424(b) under the Securities Act; and

(vii) “Registration Statement” means the registration statement on Form S-1 (File No. 333-228285), as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus, all exhibits to such registration statement, the documents incorporated by reference into such registration statement, and including the information deemed by virtue of Rule 430A under the Securities Act to be part of such registration statement as of the Effective Date, and any registration statement filed to register the offer and sale of the Securities pursuant to Rule 462(b) under the Securities Act.

Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-1 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed (but not furnished) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and before the date of such amendment or supplement and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any “amendment to the Registration Statement” shall be deemed to include any document filed (but not furnished) with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Company’s knowledge, threatened by the Commission.

(b) At the (i) Effective Date and (ii) applicable Delivery Date (as defined herein), the Company was and will be a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act and in Rule 405 under the Securities Act.

(c) The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities, is not on the date hereof and will not be on the applicable Delivery Date, an “ineligible issuer” (as defined in Rule 405 under the Securities Act). The Company has met all the conditions for incorporation by reference pursuant to the General Instructions to Form S-1.

(d) The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the applicable Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated or deemed to be incorporated by reference in any Preliminary Prospectus or the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act.

(e) The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(e).

(g) The Prospectus will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(e).

(h) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(e).

(i) Each Issuer Free Writing Prospectus listed in Schedule V hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus listed in Schedule IV hereto in reliance upon and in conformity with written information furnished to the Company by the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(e).

(j) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder. The Company has not made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative. The Company has retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(k) The Company has been duly organized, is validly existing and in good standing (where such concept is applicable) as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing (where such concept is applicable) in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, shareholders’ equity, properties, business or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). The Company has all corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, except for subsidiaries that in the aggregate would not constitute a “significant subsidiary” (as defined in Rule 405 under the Securities Act) (such subsidiaries, the “Significant Subsidiaries”). Neither the Company nor any subsidiary is currently designated as a “breaching company” (within the meaning of the Israeli Companies Law 5759 1999) by the Registrar of Companies of the State of Israel.

(l) The Company has an authorized capitalization as set forth in the most recent Preliminary Prospectus and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and the Prospectus and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and the Prospectus. All of the issued shares of capital stock or other ownership interest of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, upon payment and delivery in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and Prospectus, will be issued in compliance with federal and state securities laws and will be free of statutory and contractual preemptive rights, rights of first refusal and similar rights.

(n) All grants and issuances of the Company’s Common Stock to its, or its subsidiaries’, employees were made pursuant to the stock-based compensation plans of the Company and its subsidiaries.

(o) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

(p) The Warrant Shares have been duly authorized and reserved for issuance pursuant to the terms of the Pre-Funded Warrants and the Underwriter Warrants, and when issued by the Company upon valid exercise of the Pre-Funded Warrants and the Underwriter Warrants and payment of the exercise prices therein, as the case may be, will be validly issued, fully paid and non-assessable, will conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and Prospectus, will be issued in compliance with federal and state securities laws and will be free of statutory and contractual preemptive rights, rights of first refusal and similar rights.

(q) The Pre-Funded Warrants and the Underwriter Warrants have been duly authorized by the Company and, upon issuance against payment of the applicable consideration set forth herein, will (i) constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity, (ii) conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and Prospectus, (iii) be issued in compliance with federal and state securities laws and (iv) be free of statutory and contractual preemptive rights, rights of first refusal and similar rights.

(r) The issuance and sale of the Securities, the execution, delivery and performance of this Agreement and the Pre-Funded Warrants and the Underwriter Warrants by the Company, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Firm Securities and Option Shares as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the articles of association, charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), for such conflicts, breaches, violations, liens, charges, encumbrances or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) Neither the Company nor any of its subsidiaries (i) is in violation of the performance or observance of any instrument of approval granted to it by the Israel Innovation Authority of the State of Israel (the “IIA”) nor (ii) is in violation with respect to any instrument of approval granted to it by the Investment Center of the Ministry of Economy of the State of Israel (the “Investment Center”), except for such violations that would not, singly or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

(t) Subject to the Underwriters’ compliance with its obligations under Section 2 of this Agreement, no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the issuance and sale of the Securities, the execution, delivery and performance of this Agreement, the Pre-Funded Warrants and the Underwriter Warrants by the Company, the consummation of the transactions contemplated hereby and thereby, the application of the proceeds from the sale of the Firm Securities and Option Shares as described under “Use of Proceeds” in the most recent Preliminary Prospectus, except for (i) the registration of the Securities under the Securities Act; (ii) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under Exchange Act, and applicable state or foreign securities laws and/or the bylaws and rules of the Financial Industry Regulatory Authority (the “FINRA”) in connection with the purchase and sale of the Firm Securities or the Option Shares by the Underwriters; (iii) the filing of certain information with the Registrar of Companies in the State of Israel and the Bank of Israel, in each case following the closing of the Offering, regarding the issuance and/or sale of the Securities, to the extent required; (v) the approval of the IIA, to the extent required; (vi) the transaction notification to The Nasdaq Stock Market LLC and the listing of the Shares and Warrant Shares on the Nasdaq Capital Market; (vii) consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required by the Blue Sky laws of the various states; and (viii) such consents, approvals, authorizations, orders, filings, registrations or qualifications, which, if not obtained, would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or materially impair the ability of the Company to consummate the transactions contemplated by the Agreement.

(u) The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference, in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act (“Regulation S-X”) and present fairly, in all material respects, the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K and the Securities Act, to the extent applicable. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so included as required, and the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto) or the Preliminary Prospectus. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(v) Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, who have certified certain financial statements of the Company and its consolidated subsidiaries, whose report is included in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, and who have delivered the initial letter referred to in Section 8(f) hereof, are independent public accountants as required by the Securities Act and the rules and regulations thereunder and the Public Accounting Oversight Board.

(w) The Company and each of its subsidiaries maintain internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States. The Company and each of its Significant Subsidiaries maintain internal accounting controls designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. As of the date of the balance sheet of the Company and its consolidated subsidiaries audited by Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, there were no material weaknesses in the Company’s internal controls.

(x) (i) The Company and each of its Significant Subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it files or furnishes under the Exchange Act is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made, and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(y) Since the date of the latest audited financial statements of the Company and its consolidated subsidiaries audited by Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that would be reasonably likely to materially adversely affect the ability of the Company or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries; and (ii) there have been no significant changes in internal controls or in other factors that could significantly adversely affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(z) The section titled “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Significant Judgments and Estimates” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as subsequently updated by the sections titled “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Operations Overview—Critical Accounting Policies and Significant Judgments and Estimates” in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018, which are, in each case, incorporated by reference into the most recent Preliminary Prospectus and the Prospectus, accurately describes in all material respects (i) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (ii) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

(aa) There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith that are applicable to the Company or its directors or officers in their capacities as directors or officers of the Company.

(bb) Except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, since the date of the latest audited financial statements included in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, and, with respect to (ii), (iii) and (iv) below, except as disclosed in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) issued or granted any securities (other than pursuant to employee benefit plans, qualified stock option plans or other equity compensation plans or arrangements existing on the date hereof, which are disclosed in the Pricing Disclosure Package and the Prospectus (the “Specified Equity Plans”), and other issuances and grants, which are disclosed in the Pricing Disclosure Package and the Prospectus), (iii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any material transaction not in the ordinary course of business, or (v) declared or paid any dividend on its share capital, and, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, since such date, there has not been any change in the share capital (other than pursuant to the Specified Equity Plans), long-term debt, net current assets or short-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, shareholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole.

(cc) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, that are material to the business of the Company, in each case free and clear of all liens, encumbrances and defects, except such rights, liens, encumbrances and defects as are described in the most recent Preliminary Prospectus and the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. All assets held under lease by the Company and its subsidiaries, that are material to the business of the Company, are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its subsidiaries.

(dd) Except as disclosed in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, the Company and, to the Company’s knowledge, its directors, officers, employees, and agents (while acting in such capacity) are, and at all times prior hereto have been, in compliance with, all health care laws and regulations applicable to the Company or any of its product candidates or activities based on their stage of development, including development and testing of medical device products, kickbacks, recordkeeping, documentation requirements, the hiring of employees (to the extent governed by health care laws), quality, safety, privacy, security, licensure, accreditation or any other aspect of developing and testing medical device products (collectively, “Health Care Laws”), except where such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, the Company has not received any notification, correspondence or any other written or oral communication, including notification of any pending or threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority, including, without limitation, the United States Food and Drug Administration (“FDA”), the Centers for Medicare & Medicaid Services, the U.S. Department of Health and Human Services Office of Inspector General, the European Medicines Agency and the Ministry of Health of the State of Israel, of potential or actual non-compliance by, or liability of, the Company under any Health Care Laws. To the Company’s knowledge, there are no facts or circumstances that would reasonably be expected to give rise to liability of the Company under any Health Care Laws, except that would not individually or in the aggregate have a Material Adverse Effect.

(ee) The Company and its subsidiaries own, or have obtained, where applicable, valid and enforceable licenses in writing for, the inventions, patent applications, patents, trademarks, trade names, service names, copyrights, proprietary information (including trade secrets) and other intellectual property described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned or licensed by them or which that are necessary for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted (collectively, “Intellectual Property”). To the Company’s knowledge: (i) there are no third parties who have rights to any Intellectual Property, except for customary reversionary rights of third-party licensors with respect to Intellectual Property that is disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus as licensed to the Company or one or more of its subsidiaries; and (ii) there is no infringement by third parties of any Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property, and the Company has no knowledge of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (B) challenging the validity, enforceability or scope of any Intellectual Property, and the Company has no knowledge of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (C) asserting that the Company or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Pricing Disclosure Package or the Prospectus as under development, infringe or violate, any patent, trademark, trade name, service name, copyright, proprietary information (including any trade secret) or other proprietary rights of others, and the Company has no knowledge of any facts which that would form a reasonable basis for any such action, suit, proceeding or claim.

(ff) The Company and its subsidiaries possess such valid and current certificates, authorizations or permits required by state, federal or foreign, including Israeli, regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus (“Permits”), except where the failure to so possess would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in violation of, or in default under, any of the Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit, except for such violations or defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect. The Company has not received any notice denying, revoking or modifying any “approved enterprise” or “benefited enterprise” or “preferred enterprise” status with respect to any of the Company’s facilities or operations or with respect to any grants or benefits from the IIA or the Investment Center.

(gg) Except as disclosed in the Registration Statement, Pricing Disclosure Package, Preliminary Prospectus and the Prospectus or as would not reasonably be expected to have a Material Adverse Effect, during the period commencing on November 28, 2016 and ending on December 31, 2017 with respect to the Company, and during the three (3) year period ending on December 31, 2017 with respect to Microbot Medical Ltd., an Israeli corporation and wholly-owned subsidiary of the Company (“Microbot Israel”), and in each case through the date hereof, the Company or Microbot Israel, as the case may be, has not had any product or Company or Microbot Israel owned manufacturing site subject to a governmental authority (including FDA) shutdown or import or export prohibition, nor received any FDA Form 483 or other governmental authority notice of inspectional observations, “warning letters,” “untitled letters,” requests to make changes to the Company’s or Microbot Israel’s, as the case may be, products, processes or operations, or similar correspondence or notice from the FDA or other governmental authority alleging or asserting material noncompliance with any applicable Health Care Laws. Since the time Microbot Israel, or the Company since November 28, 2016, entered into a relationship with any contract manufacturer or joint developer for Company products, as the case may be, to the knowledge of the Company, no other manufacturing site of the Company’s products has been subject to or received any such shutdown, prohibition, notice, letter or request. To the Company’s knowledge, neither the FDA nor any other governmental authority has threatened such action.

(hh) Except as disclosed in the Registration Statement, Pricing Disclosure Package, Preliminary Prospectus and the Prospectus or as would not reasonably be expected to have a Material Adverse Effect, (i) there are no recalls, field notifications, field corrections, market withdrawals or replacements, warnings, “dear doctor” letters, investigator notices, safety alerts or other notice of action relating to an alleged lack of safety, efficacy, or regulatory compliance of the Company’s or Microbot Israel’s products (“Safety Notices”), with respect to the Company since November 28, 2016 and with respect to Microbot Israel during the three (3) year period ending on December 31, 2017 and through the date hereof and, (ii) such Safety Notices, if any, were resolved or closed, and (iii) to the Company’s knowledge, there are no material complaints with respect to the Company’s products that are currently unresolved. There are no Safety Notices, or, to the Company’s knowledge, material product complaints with respect to the Company’s products, and to the Company’s knowledge, there are no facts that would be reasonably likely to result in (i) a material Safety Notice with respect to the Company’s products, (ii) a material change in labeling of any of the Company’s products, or (iii) a termination or suspension of marketing or testing of any of the Company’s products, except as would not reasonably be expected to have a Material Adverse Effect.

(ii) The pre-clinical and animal studies and tests conducted by the Company and, to the knowledge of the Company, the pre-clinical and animal studies conducted on behalf of or sponsored by the Company, were, and if still pending, are, being conducted in all material respects in accordance with all applicable Health Care Laws and standard medical and scientific research procedures, including, but not limited to, the Federal Food, Drug and Cosmetic Act and its applicable implementing regulations at 21 C.F.R. Parts 58 and 812. Any descriptions of pre-clinical, animal and other studies and tests, including any related results and regulatory status, contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus are accurate in all material respects. Except as disclosed in the Registration Statement, Pricing Disclosure Package and the Prospectus, no 510(k) and/or de novo application made by or on behalf of the Company (since November 28, 2016) or Microbot Israel with the FDA has been terminated or suspended by the FDA.

(jj) Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that would, in the aggregate, reasonably be expected to have a Material Adverse Effect or would, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(kk) There are no contracts or other documents required to be described in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, or filed as exhibits to the Registration Statement, that are not described and filed as required. The statements made in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed, constitute accurate summaries of the terms of such contracts and documents in all material respects. Neither the Company nor any of its subsidiaries has knowledge that any other party to any such contract or other document has any intention not to render full performance as contemplated by the terms thereof.

(ll) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its Significant Subsidiaries, as applicable, maintain insurance from nationally recognized, in the applicable country, insurers in such amounts and covering such risks as is commercially reasonable in accordance with customary practices for companies engaged in similar businesses and similar industries for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its subsidiaries are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(mm) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company, on the other hand, that is required to be described in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, which is not so described.

(nn) No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

(oo) Neither the Company nor any of its subsidiaries (i) is in violation of its articles of association, charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(pp) The Company and each of its subsidiaries (i) to their knowledge, are, and at all times prior hereto (except, in the case of the Company, since November 28, 2016) were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received written notice or otherwise have any knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, (x) there are no proceedings that are pending, or to the Company’s knowledge, threatened, against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its subsidiaries have no knowledge of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) none of the Company and its subsidiaries anticipates material capital expenditures relating to Environmental Laws.

(qq) The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor does the Company have any knowledge of any tax deficiencies that have been, or would reasonably be expected to be asserted against the Company, that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(rr) (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance in all material respects with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that would result in a material loss to the Company, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan that is required to be funded exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), and (D) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, to the Company’s knowledge, whether by action or by failure to act, which would cause the loss of such qualification.

(ss) The statistical and market-related data included in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, and the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the most recent Preliminary Prospectus are based on or derived from sources that the Company believes to be reliable in all material respects.

(tt) Neither the Company nor any of its subsidiaries is, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Firm Securities and Option Shares and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, none of them will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(uu) The statements set forth or incorporated by reference, as applicable, in each of the most recent Preliminary Prospectus and the Prospectus under the captions (i) “Risk Factors—Risks Related to this Offering—We are subject to a lawsuit that could adversely affect our business and our use of proceeds from this offering,” “Description of Capital Stock,” and “Description of Securities We are Offering,” in each of the most recent Preliminary Prospectus and the Prospectus and (ii) “Business— Intellectual Property,” “Business—Government Regulation,” “Risk Factors—Risks Related to the Development and Commercialization of Microbot’s Product Candidates,” “Risk Factors—Risks Related to Operations in Israel,” :Legal Proceedings,” “Executive Compensation,” “Certain Relationships and Related Party Transactions, and Director Independence,” each in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

(vv) Except as disclosed in the Pricing Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(ww) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(xx) The Company has not sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(yy) The Company and its affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities. Assuming the Underwriters have not offered the Securities or otherwise engaged in a solicitation, advertising or any other action constituting an offer under the Israeli Securities Law 5728-1968, as amended, and the regulations promulgated thereunder (collectively, the “Israeli Securities Law”) in Israel, other than an offer that does not constitute an offering to the public, the Company has not engaged in any form of solicitation, advertising or any other action constituting an offer under the Israeli Securities Law in connection with the transactions contemplated hereby which would require the Company to publish a prospectus in the State of Israel under the laws of the State of Israel.

(zz) The Shares and Warrant Shares have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on the Nasdaq Capital Market.

(aaa) The Company has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representative has consented in accordance with Section 1(j) or 6(a)(vi) and any Issuer Free Writing Prospectus set forth on Schedule V hereto.

(bbb) Neither the Company nor any subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Effect.

(ccc) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, the Organization for Economic Co-operation and Development Convention on Bribery of Foreign Public Officials in International Business Transactions, Section 291A of the Israel Penal Law, 5733-1973 and the rules and regulations thereunder and any other similar foreign or domestic law or regulation; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Company has instituted and maintains policies and procedures designed to ensure continued compliance with the laws and regulations referenced in clause (iii) of this paragraph.

(ddd) The operations of the Company (since November 28, 2016) and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions to which it is subject, the rules and regulations thereunder and any applicable related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(eee) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(fff) No stamp, issue, registration, documentary, transfer or other similar taxes and duties, including interest and penalties, are payable in Israel on or in connection with the issuance and sale of the Securities by the Company or the execution and delivery of this Agreement.

(ggg) Neither the Company nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment to prior judgment, attachment in aid of execution or otherwise) under the laws of the State of Israel.

(hhh) The Company has not offered securities to any residents of the State of Israel during the 12-month period prior to the date hereof in which it relied on the exemption set forth in Section 15A(a)(1) of the Israeli Securities Law.

Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby to each Underwriter.

2. Purchase of the Securities by the Underwriters. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to issue and sell the Firm Shares and/or Pre-Funded Warrants to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase the Firm Shares and/or Pre-Funded Warrants from the Company, as set forth on Schedule I hereto. The purchase price payable by the Underwriters for one Firm Share shall be $[●] per Firm Share and the purchase price payable by the Underwriters for one Pre-Funded Warrant shall be $[●] per Pre-Funded Warrant.

In addition, the Company grants to the Underwriters an option to purchase up to [●] Option Shares. The purchase price to be paid per Option Share shall be equal to the price per Firm Share, which is set forth above. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Option Shares to be sold on such Delivery Date as the number of Firm Securities set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Securities.

The Company is not obligated to deliver any of the Firm Securities or Option Shares to be delivered on the applicable Delivery Date, except upon payment for all such Firm Securities or Option Shares, as the case may be, to be purchased on such applicable Delivery Date as provided herein.

3. Offering of Securities by the Underwriters. The Underwriters propose to make a public offering of the Firm Securities and Option Shares for sale upon the terms and conditions to be set forth in the Prospectus. Each Underwriter hereby represents to and agrees with the Company that it will not offer any Firm Securities or Option Shares to offerees in Israel, other than (a) to investors listed in the First Addendum to the Israeli Securities Law (the “Addendum”) who have submitted a written confirmation to the Underwriters and the Company that such investor falls within the scope of the Addendum or (b) to no more than 35 additional offerees; and provided that each such Israeli offeree has confirmed to the Underwriters in writing that it is acquiring the Securities being offered to it for investment for its own account or, to the extent permitted by the Israeli Securities Law, for investment for clients who are institutional investors and in any event not as a nominee, market maker or agent and not with a view to, or for the resale in connection with, any distribution thereof.

4. Delivery of and Payment for the Securities. Delivery of and payment for the Firm Securities shall be made at 10:00 a.m., New York City time, on the second full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representative and the Company. This date and time are sometimes referred to as the “Initial Delivery Date”. Delivery of (i) the Firm Shares shall be made through the facilities of The Depository Trust Company (“DTC”) and (ii) the Pre-Funded Warrants shall be made physical, certificated form, in each such case, issued in such names and in such denominations as the Representative may direct by notice in writing to the Company, in both cases, against payment of the aggregate purchase price therefor by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters. The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Company by the Representative; provided that if such date falls on a day that is not a business day, the option granted in Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representative, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time the Option Shares are delivered is sometimes referred to as an “Option Shares Delivery Date”, and the Initial Delivery Date and any Option Shares Delivery Date are sometimes each referred to as a “Delivery Date”.

Delivery of the Option Shares by the Company and payment for the Option Shares by the several Underwriters through the Representative shall be made at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representative and the Company. On each Option Share Delivery Date, the Company shall deliver or cause to be delivered the Option Shares against payment by the several Underwriters through the Representative of the respective aggregate purchase price of the Option Shares being sold by the Company to or upon the order of the Company by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Option Shares through the facilities of DTC unless the Representative shall otherwise instruct.

The Company acknowledges and agrees that, with respect to any Notice(s) of Exercise (as defined in the Pre-Funded Warrants) delivered by a Holder (as defined in the Pre-Funded Warrants) on or prior to 12:00 p.m., New York City time, on the Initial Delivery Date, which Notice(s) of Exercise may be delivered at any time after the time of execution of this Agreement, the Company shall deliver the Warrant Shares (as defined in the Pre-Funded Warrants) subject to such notice(s) to the Holder by 4:00 p.m., New York City time, on the Initial Delivery Date.

5. Underwriter Warrants. The Company shall issue to the Representative or its designees on each of the Initial Delivery Date and each Option Shares Delivery Date, warrants (the “Underwriter Warrants”) to purchase that number of shares of Common Stock equal to 5% of the aggregate number of Firm Shares or Option Shares, as the case may be, and Pre-Funded Warrants issued on each of the Initial Delivery Date and each Option Shares Delivery Date. The Underwriter Warrants shall be in a customary form reasonably acceptable to the Representative and the Company, shall be exercisable, in whole or in part, on the six-month anniversary of the date of their issuance and expiring on the three and one-half-year anniversary of the date of their issuance at an initial exercise price per Common Stock of $ [●], which is equal to 125% of the initial public offering price of the Firm Shares. The Underwriter Warrants shall be subject to the limitation on exercise set forth in FINRA Rule 5110(f)(2)(G)(i); provided, however that pursuant to FINRA Rule 5110(g)(1) the Underwriter Warrants shall not be sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the Registration Statement, except for the transfers enumerated in FINRA Rule 5110(g)(2).

6. Further Agreements of the Company and the Underwriters. (a) The Company agrees:

(i) To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representative with copies thereof; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal.

(ii) To, upon request by the Representative, furnish promptly to the Representative and to counsel for the Representative a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iii) To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus, and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Securities and if at such time the Company shall become aware that any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representative and, upon the Representative’s request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance.

(iv) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company, counsel for the Company or the Underwriters, be required by the Securities Act or requested by the Commission.

(v) Prior to filing with the Commission any amendment or supplement to the Registration Statement, the Prospectus, or any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus during the period from the date hereof and through the period of the option to purchase the Option Shares, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing, which consent shall not be unreasonably withheld, delayed or conditioned.

(vi) Not to make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative.

(vii) To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representative and, upon the Representative’s request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representative may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(viii) As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 410 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 455 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Representative (or file with the Commission) an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

(ix) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(x) For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer, sell, contract to sell, lend, pledge or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (other than Common Stock issued pursuant to (i) Specified Equity Plans, (ii) any equity compensation plans or agreements of the Company duly adopted for such purpose by a majority of the Company’s non-employee directors (as such term is defined in Rule 16b-3 under the Exchange Act) or a committee comprised of non-employee directors or with respect to the non-employee directors’ annual equity compensation duly adopted by the Board of Directors on December 6, 2017 (“Other Equity Plans”), (iii) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the Lock-Up Period and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities or (iv) options, warrants, units, convertible notes or rights outstanding as of the date of this Agreement and not issued under a Specified Equity Plan or Other Equity Plan), in each case, where such issuances are not primarily for the purpose of raising capital, or sell or grant options, rights, units, warrants or contracts to purchase or purchase any option or contract to sell with respect to any Common Stock or securities convertible into or exchangeable for Common Stock (other than the sale or grant of securities pursuant to Specified Equity Plans or Other Equity Plans, where, in the case of (i), (ii) and (iv), such sales or grants are not primarily for the purpose of raising capital and such Common Stock issued are covered by a Lock-Up Agreement (as defined herein)), (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise (other than the sale or grant of securities pursuant to Specified Equity Plans, where, in the case of (i), (ii) and (iv), such issuances are not primarily for the purpose of raising capital and such Common Stock issued are covered by a Lock-Up Agreement (as defined herein)), (C) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company (other than any registration statement on Form S-8 or any successor form thereto), or (D) publicly disclose the intention to do any of the foregoing (other than actions permitted hereby), in each case without the prior written consent of the Representative and to cause each Section 16 (under the Exchange Act) officer and director of the Company set forth on Schedule II hereto to furnish to the Representative, immediately prior to the filing of the Prospectus, a letter or letters, substantially in the form of Exhibit B hereto dated the date of the Prospectus (the “Lock-Up Agreements”).

(xi) Apply the net proceeds from the sale of the Firm Securities and Option Shares being sold by the Company substantially in accordance with the description as set forth in the Prospectus under the caption “Use of Proceeds.”

(xii) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing pay the Commission the filing fee for the Rule 462(b) Registration Statement or, if such fee cannot be paid at such time, as promptly thereafter as practicable and in any event within one business day thereof.

(xiii) The Company will not take, and will use its reasonable best efforts to cause its affiliates not to take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.

(xiv) The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Securities.

(b) Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information”, as used in this Section 6(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

7. Expenses. The Company agrees to pay all expenses, costs, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Securities and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Securities; (b) the preparation and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Securities; (e) any required review by the FINRA of the terms of sale of the Securities (including related fees and expenses of counsel to the Underwriters); (f) the listing of the Shares and Warrant Shares on The Nasdaq Capital Market and/or any other exchange; (g) the qualification of the Securities for offer and sale under the securities laws of the several jurisdictions as provided in Section 6(a)(ix) (including filing fees and the fees and disbursements of counsel to the Underwriters in connection with such qualification and in connection with the Blue Sky survey and the survey of the securities laws of any foreign jurisdiction in which the Underwriters reasonably requests the Company to offer the Securities); (h) the investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with any electronic “road show,” travel and lodging expenses of the representatives and officers of the Company and the cost of any aircraft chartered in connection with the “road show”; (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; (j) all actual and documented out-of-pocket expenses and all fees of the Underwriters’ legal counsel and other out-of-pocket expenses of the Underwriters reasonably incurred in connection with the transactions contemplated hereby; provided, that the amount payable pursuant to the foregoing clauses (e), (g) and (j) shall not exceed $125,000 in the aggregate, inclusive of the $35,000 advance for accountable expenses previously paid by the Company to the Representative (or its designee) (the “Advance”) and shall only be payable by the Company if the transactions contemplated by this Agreement are consummated; (k) the costs and fees of any escrow agent and the actual out-of-pocket costs incurred by the Underwriters in connection with clearing agent settlement, which cost shall not exceed $10,000, (l) if the transactions contemplated by this Agreement are consummated, $35,000 to the Representative for non-accountable expenses, and (xiv) a management fee to the Representative equal to 1% of the gross proceeds raised by the Company in the Offering on the Initial Delivery Date and any Option Shares Delivery Date (assuming the public offering price). Any such amount payable to the Underwriters may be deducted from the purchase price for the Securities, provided that any such amounts are detailed in a cross-receipt exchanged at the applicable Delivery Date and executed by the Representative and the Company.

8. Conditions of Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i). The Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with. If the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement.

(b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which in the opinion of counsel to the Underwriters is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. shall have furnished to the Representative its written opinion and negative assurance letter, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative.

(e) The Underwriters shall have received from Lowenstein Sandler, LLP, as counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(f) At the time of execution of this Agreement, the Representative shall have received from Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, a letter, in form and substance satisfactory to the Representative, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(g) With respect to the letter of Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, referred to in the preceding paragraph and delivered to the Representative concurrently with the execution of this Agreement (the “initial letter”), the Representative shall have received a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that such accountants are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three (3) days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter, and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(h) The Company shall have furnished to the Representative a certificate, dated such Delivery Date, of its Chief Executive Officer or President and its Chief Financial Officer or Principal Financial Officer stating in their respective capacities as officers of the Company on behalf of the Company and not in their individual capacities that (i) no stop order suspending the effectiveness of the Registration Statement (including, for avoidance of doubt, any Rule 462(b) Registration Statement), or any post-effective amendment thereto, shall be in effect and no proceedings for such purpose shall have been instituted or, to their knowledge, threatened by the Commission, (ii) for the period from and including the date of this Agreement through and including such Delivery Date, there has not occurred any Material Adverse Effect, (iii) to their knowledge, as of such Delivery Date, the representations and warranties of the Company in this Agreement that are qualified by materiality are true and correct and the representations and warranties of the Company not qualified by materiality are true and correct in all material respects, and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any Material Adverse Effect in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would reasonably be expected to involve a Material Adverse Effect, except as set forth in the Pricing Disclosure Package and the Prospectus.

(i) Except as described in the Registration Statement and most recent Preliminary Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date there shall not have been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, shareholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on such Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.

(j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) (A) trading in securities generally on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market, or (B) trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) or any other calamity or crisis either within or outside the United States, as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the public offering or delivery of the Securities being delivered on such applicable Delivery Date on the terms and in the manner contemplated in the Prospectus.

(k) The Nasdaq Capital Market shall have approved the Shares and Warrant Shares for listing, subject only to official notice of issuance.

(l) The Lock-Up Agreements between the Representative and the officers and directors of the Company set forth on Schedule II, delivered to the Representative on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(m) On or prior to each Delivery Date, the Company shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Representative.

If any condition specified in this Section 8 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice from the Representative to the Company at any time on or prior to the Initial Delivery Date and, with respect to the Option Shares, at any time on or prior to the applicable Option Shares Delivery Date, which termination shall be without liability on the part of any party to any other party, except that Section 7, Section 9, Section 10 and Section 12 shall at all times be effective and shall survive such termination.

9. Indemnification and Contribution.

(a) Indemnification of Underwriters. The Company hereby agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the Securities Act), its selling agents, directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against:

(i) any and all loss, claim, damage, expense or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriters, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by any Underwriter, (D) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”), or (E) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred;

(ii) any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Pricing Disclosure Package or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any amendment or supplement thereto, any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus, any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and

(iii) any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of one counsel (in addition to one local counsel if necessary) chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Pricing Disclosure Package or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any amendment or supplement thereto, any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus, any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, in reliance upon and in conformity with written information concerning the Underwriters furnished to the Company though the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 9(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any affiliate, director, officer, employee or controlling person of that Underwriter.

(b) Indemnification of the Company, Directors and Officers. Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, the Company’s directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage, expense or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case of (i) and (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriters furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 9(e).

(c) Actions against Parties; Notification; Settlement without Consent if Failure to Reimburse. Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party in its sole discretion (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 9 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel satisfactory to the indemnified party in its sole discretion; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential conflictng interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(a) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

(d) Contribution. If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of the Firm Securities and Option Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Firm Securities and Option Shares purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Firm Securities and Option Shares purchased under this Agreement, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Firm Securities and Option Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

(e) The Underwriters severally confirm and the Company acknowledges and agrees that the statements regarding delivery of shares by the Underwriters set forth on the cover page of, and the concession and reallowance figures and the disclosure relating to stabilization by the Underwriters in the fourth and fifteenth paragraphs under the caption “Underwriting” in, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning the Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials.

10. Defaulting Underwriters.

(a) If, on any Delivery Date, any Underwriter defaults in its obligations to purchase the Firm Securities or Option Shares that it has agreed to purchase under this Agreement, the remaining non-defaulting Underwriters may in their discretion arrange for the purchase of such Firm Securities or Option Shares by the non-defaulting Underwriters or other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Firm Securities or Option Shares, as the case may be, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Firm Securities or Option Shares on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Company that they have so arranged for the purchase of such Firm Securities or Option Shares, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Firm Securities or Option Shares, either the non-defaulting Underwriters or the Company may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 10, purchases Firm Securities or Option Shares that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Firm Securities or Option Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the total number of Firm Securities or Option Shares that remains unpurchased does not exceed one-eleventh of the total number of Firm Securities or Option Shares, as the case may be, to be purchased on such Delivery Date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the total number of Firm Securities or Option Shares, as the case may be, that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the total number of Firm Securities or Option Shares that such Underwriter agreed to purchase hereunder) of the Firm Securities or Option Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that the non-defaulting Underwriters shall not be obligated to purchase more than 110% of the total number of Firm Securities or Option Shares that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2.

(c) If, after giving effect to any arrangements for the purchase of the Firm Securities or Option Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the total number of Firm Securities or Option Shares that remains unpurchased exceeds one-eleventh of the total number of Firm Securities or Option Shares, as the case may be, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Sections 7 and 12 and except that the provisions of Section 9 shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

11. Termination. The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Company prior to payment by the Underwriters for delivery of the Firm Securities or Option Shares to the Underwriters, if, prior to that time, any of the events described in Sections 8(i) and 8(j) shall have occurred.

12. Reimbursement of Underwriters’ Expenses. If (a) the Company shall fail to tender the Firm Securities or Option Shares for delivery to the Underwriters for any reason, or (b) the Underwriters shall decline to purchase the Firm Securities or Option Shares for any reason permitted under this Agreement, the Company will reimburse the Underwriters for all reasonable and documented out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Firm Securities or Option Shares, and upon demand the Company shall pay the full amount thereof to the Underwriters, subject to the delivery to the Company of reasonable documentation thereof inclusive of the Advance; provided, however, that such amount set forth above in no way limits or impairs the indemnification and contribution provisions of this Agreement. Notwithstanding the foregoing, any Advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(f)(2)(C) and f(2)(D). If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

13. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

14. No Fiduciary Duty. The Company acknowledges and agrees that in connection with this offering, sale of the Firm Securities and Option Shares or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, experts or otherwise, to the Company, including, without limitation, with respect to the determination of the public offering price of the Common Stock and the Pre-Funded Warrants and such relationship between the Company, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to the Company shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their respective affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

15. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Representative, shall be delivered or sent by mail or facsimile transmission to H.C. Wainwright & Co., LLC, 430 Park Avenue, 4th Floor New York, New York, 10022, Attention: Head of Investment Banking (Fax (212) 214 -0803),

with a copy to Lowenstein Sandler, LLP, 1251 Avenue of the Americas, New York, New York, 10020, Attention: Steven M. Skolnick (Fax: (973) 597-2477); and

(b) if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Harel Gadot (Fax: 781-556-5347 ),

with copies to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, 02111, Attention: Marc D. Mantell (Fax: 617-542-2241) and Ruskin Moscou Faltischek PC, 1425 RXR Plaza, 15th Floor, East Tower, Uniondale, New York 11556, Attention: Stephen E. Fox (Fax: 516-663-6780).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representative.

16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriters contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of the directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

17. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Firm Securities and Option Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

18. Entire Agreement; Amendment; Severability; Waiver. This Agreement (including all schedules and exhibits attached hereto issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Notwithstanding anything herein to the contrary, the engagement agreement dated October 12, 2018 between the Company and the Representative , as amended, shall continue to be effective, without duplication, and continue to survive and be enforceable by the parties in accordance with its terms. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Underwriters. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

19. Definition of the Terms “Business Day”, “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law).

21. WAIVER OF JURY TRIAL. THE COMPANY AND EACH UNDERWRITER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

22. Submission to Jurisdiction, Etc. The Company hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan, the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in such courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

23. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a .pdf copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

24. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

MICROBOT MEDICAL INC.

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted:

H.C. Wainwright & Co., LLC

For itself and as Representative of the several Underwriters names in Schedule I hereto

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE I

	Number of Firm Shares and Pre-Funded Warrants to be Purchased from the Company	Number of Option Shares to be Purchased if the Over-Allotment Option is Fully Exercised
H.C. Wainwright & Co., LLC	[●]	[●]
Total	[●]	[●]

SCHEDULE II

PERSONS DELIVERING LOCK-UP AGREEMENTS

Directors

Harel Gadot

Yehezkel (Hezi) Himelfarb

Yoav Waizer

Yoseph Bornstein

Pratipatti Laxminarain

Scott Burell

Martin Madden

Executive Officers

David Ben Naim

SCHEDULE III

ORALLY CONVEYED PRICING INFORMATION

Number of Firm Shares Offered: [●]

Number of Pre-Funded Warrants Offered: [●]

Number of Option Shares: [●]

Public Offering Price per Share: $[●]

Public Offering Price per Pre-Funded Warrant: $[●]

Pre-Funded Warrant Exercise Price: $0.01

Underwriting Discount per Share: $[●]

Underwriting Discount per Pre-Funded Warrant: $[●]

Proceeds to Company per Share (before expenses): $[●]

Proceeds to Company per Pre-Funded Warrant: $[●]

SCHEDULE IV

ISSUER FREE WRITING PROSPECTUSES – ROAD SHOW MATERIALS

[To be updated]

SCHEDULE V

ISSUER FREE WRITING PROSPECTUSES

[To be updated]

Exhibit A

FORM OF PRE-FUNDED WARRANT

Exhibit B

FORM OF LOCK-UP LETTER AGREEMENT

H.C. Wainwright & Co., LLC

As the Representative of the several underwriters

430 Park Avenue, 4th Floor

New York, New York 10022

Ladies and Gentlemen:

The undersigned understands that you (the “Representative”), as representative of the several underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) relating to the proposed registered public offering (the “Offering”) of securities of Microbot Medical Inc., a Delaware corporation (the “Company”). The undersigned acknowledges that the Underwriters are relying on the representations and agreements of the undersigned contained in this lock-up agreement in conducting the Offering and, at a subsequent date, in entering into the Underwriting Agreement and other underwriting arrangements with the Company with respect to the Offering. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Underwriting Agreement.

In consideration of the benefit that the Offering will confer upon the undersigned as a securityholder and/or officer and/or a director of the Company, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of the Representative, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock of the Company, par value $0.01 per share (the “Common Stock”) (including, without limitation, Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock that may be issued upon exercise of any options or warrants), or securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company, or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 21st day after the date of the final prospectus relating to the Offering (such 21 -day period, the “Lock-Up Period”).

The foregoing paragraph shall not apply to:

(a) transactions relating to Common Stock or other securities acquired in the open market after the completion of the Offering,

(b) transfers by will or upon intestate succession,

(c) transfers as bona fide gifts,

(d) transfers to any immediate family member of the undersigned or any trust, partnership, limited liability company or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Lock-Up Letter Agreement, “immediate family” shall mean any relationship, by blood, marriage or adoption, not more remote than first cousin),

(e) sales or other dispositions to affiliates of the undersigned, including its partners (if a partnership), members (if a limited liability company), beneficiaries or trustors (if a trust), shareholders, stockholders, or any investment fund or other entity controlled by or under common control or management with the undersigned, provided that it shall be a condition to any transfer pursuant to clauses (b) through (e) that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the 21 -day period referred to above (except this clause (ii) shall not apply to transfer by will or upon interstate succession), and (iii) the undersigned notifies the Representative at least two business days prior to the proposed transfer or disposition,

(f) transfers made pursuant to the Underwriting Agreement, if any,

(g) if the undersigned is an individual, dispositions solely in connection with the “cashless” exercise of options (the term “cashless” exercise being intended to include the sale of a portion of the option shares or previously owned shares to the Company or in open market transactions to cover payment of the exercise price) for the purpose of exercising such options solely in the case of termination of employment or board service following death, disability or other than for cause (including sales in respect of tax liabilities arising from such exercise and sale) if such options would otherwise expire, provided that the restrictions of this Lock-Up Letter Agreement shall apply to any Common Stock issued in connection with such exercise,

(h) following the closing of the Offering, transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s share capital involving a change of control of the Company, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the securities of the Company held by the undersigned shall remain subject to the provisions of this Lock-Up Letter Agreement,

(i) the exercise of warrants or the exercise of stock options granted pursuant to any Specified Equity Plan or Other Equity Plan or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to Common Stock issued upon such exercise or conversion,

(j) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock pursuant to an order of a court or regulatory agency; provided that (i) each transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (ii) any filings under Section 16(a) of the Exchange Act shall state that the transfer is by order of such court or regulatory agency, as the case may be,

(k) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, shall be made pursuant to such Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further, that if any announcement or filing under the Exchange Act regarding the establishment or existence of such Rule 10b5-1 Plan shall be required or made voluntarily by the undersigned, the Company or any other person prior to the expiration of the Lock-Up Period, such announcement shall include a statement that sales under such Rule 10b5-1 Plan will not occur until after the expiration of the Lock-Up Period, and

(l) dispositions of Common Stock by the undersigned or withholding of Common Stock by the Company in connection with the receipt or vesting of securities (solely in respect of tax liabilities with respect to such receipt or vesting), where such securities are issued to the undersigned by the Company pursuant to any Specified Equity Plan or Other Equity Plan, provided that any Form 4 or other required disclosure shall disclose that such disposition or withholding was in connection with such receipt or vesting.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

This Lock-Up Letter Agreement shall automatically terminate upon the earliest to occur, if any, of: (1) the Company notifying the Representative in writing prior to the execution of the Underwriting Agreement that it does not intend to proceed with the Offering, (2) the termination of the Underwriting Agreement before the sale of any securities to the Underwriters or (3) February 28, 2019, in the event that the Underwriting Agreement has not been executed by that date. If the Underwriting Agreement does not become effective, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The obligations of the undersigned under this Lock-Up Letter Agreement are several and not joint with the obligations of any other persons or entities who have executed and delivered to the Underwriters an agreement of like tenor to this Lock-Up Letter Agreement (the “Other Lock-Up Agreements”) (each such obligor, an “Other Holder”), and the undersigned shall not be responsible in any way for the performance of the obligations of any Other Holder under any such Other Lock-Up Agreements. Nothing contained in this Lock-Up Letter Agreement, and no action taken by the undersigned pursuant hereto, shall be deemed to constitute the undersigned and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the undersigned and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Lock-Up Letter Agreement. The undersigned shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Lock-Up Letter Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents reasonably necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title: